                      Securities and Exchange Commission
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 15, 1996
                                                  ------------------------------


                            CORPORATE EXPRESS, INC.
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              (Exact Name of Registrant as Specified in Charter)



       Colorado                       0-24642                  84-0978360
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(State or Other Juris-            (Commission File            (IRS Employer
diction of Incorporation)           Number)                  Identification No.)


          325 Interlocken Parkway
          Broomfield, Colorado                           80021
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          (Address of Principal                          (Zip Code)
           Executive Offices)




                                (303) 373-2800
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
- - --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 15, 1996, the Registrant completed the acquisition (the "Acquisition") of all of the issued and outstanding stock of ASAP Software Express, Inc., an Illinois corporation ("ASAP"), which Acquisition is effective April 22, 1996. The Acquisition was made pursuant to the terms of a certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated April 22, 1996, as amended by the Amendment to Stock Purchase Agreement effective as of April 22, 1996, by and among the Registrant, ASAP and all of the Shareholders of ASAP (the "ASAP Shareholders"). Pursuant to the terms of the Stock Purchase Agreement, the Registrant purchased all of the issued and outstanding capital stock of ASAP from the ASAP Shareholders, consisting of 679,800 shares of common stock and 6,118,200 shares of non-voting common stock, in exchange for aggregate consideration of $87,621,037, subject to certain adjustments, comprised of $52,500,000 paid in cash and $35,121,037 in promissory notes issued by the Registrant. The source of the cash used in the transaction was ASAP's cash on hand and the Registrant's credit facility with Bank of America Illinois. At the time of the Acquisition, ASAP had cash on hand of approximately $14 million, which amount is expected to be available to finance the operations of ASAP and/or to be used to partially satisfy the obligations under the promissory notes issued by the Registrant in connection with the Acquisition. The nature and amount of consideration paid in connection with the Acquisition was determined based on negotiations between the Registrant and the ASAP Shareholders. Prior to the Acquisition, there was no material relationship between the Registrant or any of its affiliates, directors or officers or any associates thereof and the ASAP Shareholders or ASAP. The foregoing summary of the Acquisition is qualified in its entirety by reference to the Stock Purchase Agreement referenced as Exhibit 2.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. It is impracticable to provide the financial statements and the pro forma financial information required under Items 7(a) and 7(b) of Form 8-K at the time this Form 8-K is required to be filed. In accordance with Item 7(a)(4) and 7(b)(2) of Form 8-K, the Company will file the required financial statements and pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than July 29, 1996.

(b)  PRO FORMA FINANCIAL INFORMATION.  See Item 7(a).

(c)  EXHIBITS.

     2.1 Stock Purchase Agreement dated April 22, 1996 by and among Corporate Express, Inc., ASAP Software Express, Inc. and the Shareholders of ASAP Software Express, Inc.

     2.2 Amendment to Stock Purchase Agreement effective as of April 22, 1996 by and among Corporate Express, Inc., ASAP Software Express, Inc. and the Shareholders of ASAP Software Express, Inc.


________________________

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CORPORATE EXPRESS, INC.
                                          (Registrant)


                                     ________________________________________
Date:  May __, 1996                  By:     Joanne C. Farver
                                     Title:  Vice President - Controller